Exhibit 10.10

EXECUTION COPY

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 2, 2008, by and among ESMARK STEEL SERVICE GROUP, INC., a Delaware corporation (formerly known as Esmark Incorporated and herein, together with its successors and assigns, the “Company”), SUN STEEL COMPANY LLC, an Illinois limited liability company (“Sun Steel”), ELECTRIC COATING TECHNOLOGIES LLC, a Delaware limited liability company (“Electric Coating”), GREAT WESTERN STEEL COMPANY LLC, an Illinois limited liability company (“Great Western”), CENTURY STEEL COMPANY LLC, an Illinois limited liability company (“Century Steel”), ELECTRIC COATING TECHNOLOGIES BRIDGEVIEW LLC, an Illinois limited liability company (“ECT Bridgeview”), U.S. METALS & SUPPLY LLC, an Illinois limited liability company (“U.S. Metals”), MIAMI VALLEY STEEL SERVICE, INC., an Ohio corporation (“Miami Valley”), NORTH AMERICAN STEEL LLC, an Illinois limited liability company (“North American”), PREMIER RESOURCE GROUP LLC, an Illinois limited liability company (“Premier”), and INDEPENDENT STEEL COMPANY LLC, an Illinois limited liability company (“Independent” and, together with the Company, Sun Steel, Electric Coating, Great Western, Century Steel, ECT Bridgeview, U.S. Metals, Miami Valley, North American, and Premier, and their respective successors and assigns, collectively, the “Borrowers” and, individually, “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, the Issuing Bank party thereto and GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent for the Lenders (herein, together with its successors and assigns, the “Administrative Agent”) and Co-Collateral Agents.

RECITALS:

A. Reference is made to the Credit Agreement, dated as of April 30, 2007 (as amended and as the same may from time to time be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrowers, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Co-Collateral Agents.

B. The Company has requested that the Administrative Agent and the Lenders agree to make certain amendments to the Credit Agreement.

C. The Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall have such meaning ascribed to it in the Credit Agreement.

Section 2. Amendments.

2.1 Amendment to “Change of Control” Definition. The definition of “Change of Control” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Change of Control” means the occurrence of any of the following: (a) Holdings shall cease to own 100% of the Voting Interests in WPC or the Company; or (b) any Person or two or more Persons acting in concert other than Franklin Mutual shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Interests of Holdings (or other securities convertible into such Voting Interests) representing 20% or more of the combined voting power of all Voting Interests of Holdings; or (c) any Person or two or more Persons acting in concert other than Franklin Mutual shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of control over Voting Interests of Holdings (or other securities convertible into such Voting Interests) representing 20% or more of the combined voting power of all Voting Interests of Holdings; or (d) WPC shall cease to own 100% of the Equity Interests in Wheeling-Pittsburgh Steel Corporation; or (e) Holdings or any of its subsidiaries Disposes of property in a single or series of Dispositions (other than Dispositions permitted under Section 6.05 (a) through (f), inclusive) valued in the aggregate in excess of 5% of the total book value of the assets of Holdings and its subsidiaries; provided, that the execution and delivery of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement shall not constitute a “Change of Control” hereunder until 15 days after the consummation of the Merger (as defined in the Merger Agreement).”

2.2 Amendment to “Control” Definition. The definition of “Control” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Control” means the possession, directly or indirectly, of the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

2.3 Amendment to “Equity Interest” Definition. The definition of “Equity Interests” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

2.4 Amendment to “Fixed Charge Coverage Ratio” Definition. The definition of “Fixed Charge Coverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Fixed Charge Coverage Ratio” means the ratio of (a) EBITDA, minus the unfinanced portion of Capital Expenditures to (b) Fixed Charges, determined as of the end of each fiscal month of the Company for (i) the Company’s three consecutive fiscal months ending March 31, 2008, (ii) the Company’s four consecutive fiscal months ending April 30, 2008, (iii) the Company’s five consecutive fiscal months ending May 31,

2008, (iv) the Company’s six consecutive fiscal months ending June 30, 2008, (v) the Company’s seven consecutive fiscal months ending July 31, 2008, (vi) the Company’s eight consecutive fiscal months ending August 31, 2008, (vii) the Company’s nine consecutive fiscal months ending September 30, 2008, (viii) the Company’s ten consecutive fiscal months ending October 31, 2008, (ix) the Company’s eleven consecutive fiscal months ending November 30, 2008, and (x) the then most recently ending twelve fiscal months, beginning December 31, 2008, and thereafter, and calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

2.5 Amendment to “Fixed Charges” Definition. The definition of “Fixed Charges” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “plus dividends or distributions paid in cash (other than the dividends paid by the Company in April 2007 in an aggregate amount not in excess of $4,613,000),” therein.

2.6 Amendment to “Holdings” Definition. The definition of “Holdings” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Holdings” means Esmark Incorporated (f/k/a Clayton Acquisition Corporation), a Delaware corporation.

2.7 Amendment to “Liens” Definition. The definition of “Liens” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting in clause (a) thereof the text “, option, claim, violation, lease, license, servient easement, reversion, reverter, preferential arrangement, restrictive covenant, adverse right” immediately prior to the text “or security interest” therein.

2.8 Amendment to “Other Taxes” Definition. The definition of “Other Taxes” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “or any other Loan Document” at the conclusion thereof.

2.9 Amendment to “Permitted Encumbrances” Definition. The definition of “Permitted Encumbrances” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting a new subsection (h) immediately following subsection (g) therein to read as follows: “; and (h) Liens to secure the Indebtedness permitted pursuant to Section 6.01(m) of the Credit Agreement” and (ii) by inserting the text “, except for subsection (h) above,” in the proviso therein immediately following the text “provided that” therein.

2.10 Amendment to “Prepayment Event” Definition. The definition of “Prepayment Event” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text at the conclusion thereof:

“; provided, that notwithstanding the foregoing, effective immediately upon the Shift Date and until the obligations under the Term Loan Agreement have been satisfied in full, the Prepayment Events set forth in clauses (a) through (d) above shall be limited to those events relating to Working Capital Collateral.”

2.11 Amendment to Add Definitions. Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms thereto in alphabetical order:

“Collective Bargaining Agreement” has the meaning ascribed to such term in the Intercreditor Agreement.

“Disposition” means, with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings.

“Fifth Amendment” means Amendment No. 5 to Credit Agreement, dated as of May 2, 2008, among the Company, the other Loan Parties party thereto, the Lenders party thereto, the Issuing Bank, the Administrative Agent and the Co-Collateral Agents.

“Fifth Amendment Effective Date” has the meaning ascribed to it in the Fifth Amendment.

“Fixed Assets” has the meaning ascribed to such term in the Intercreditor Agreement.

“Intercreditor Agreement” means the Intercreditor, Lien Priority and Access Agreement, dated as of May 2, 2008, among Esmark Steel Service Group Inc, Sun Steel Company LLC, Electric Coating Technologies LLC, Great Western Steel Company LLC, Century Steel Company LLC, Electric Coating Technologies Bridgeview LLC, U.S. Metals Supply LLC, Miami Valley Steel Service, Inc., Premier Resource Group LLC, and Independent Steel Company LLC, several guarantors thereto, General Electric Capital Corporation as Administrative Agent for the Lenders and Essar Steel Holdings Limited as administrative agent for the lenders under the Term Loan Agreement.

“Memorandum of Agreement” means the Memorandum of Agreement, dated April 30, 2008, between Essar Steel Holdings Limited and New Esmark.

“Merger Agreement” means the Agreement and Plan of Merger attached as Attachment I to the Memorandum of Agreement.

“Minimum Availability Amount” means $5,000,000; provided, that effective immediately upon the Shift Date, the Minimum Availability Amount shall be increased to $7,500,000; provided, further, that (i) 30 days following the Shift Date, the Minimum Availability Amount shall be increased to $9,000,000, (ii) 60 days following the Shift Date, the Minimum Availability Amount shall be increased to $11,500,000; and (iii) 90 days following the Shift Date and at all times thereafter, the Minimum Availability Amount shall be $15,000,000.

“Mortgaged Properties” means the real properties listed on Schedule 3.5, as to which the Administrative Agent, for the benefit of the Administrative Agent, the Co-Collateral Agents and the Lenders shall be granted a Lien pursuant to the Mortgages.

“Mortgages” means each of the mortgages, deeds of trust, trust deeds, leasehold mortgages and leasehold deeds of trust in respect of the Mortgaged Properties made by any Loan Party on or prior to the Fifth Amendment Effective Date in favor of, or for the benefit of the Administrative Agent, the Co-Collateral Agents, the Lenders and the other secured parties party to the Security Agreement, and to the extent required to be entered into pursuant to Section 5.13 at any time after the date hereof, in each case in form and substance reasonably acceptable to the Administrative Agent.

“Shift Date” has the meaning ascribed to such term in the Intercreditor Agreement.

“Term Loan Agreement” means the Term Loan Agreement dated as of May 2, 2008 among Holdings, the Company, the other loan parties party thereto, the Lenders from time to time party thereto and Essar Steel Holdings Limited, as administrative agent thereunder.

“USW” has the meaning ascribed to such term in the Intercreditor Agreement.

“Voting Interests” means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

“Working Capital” has the meaning ascribed to such term in the Intercreditor Agreement.

2.12 Amendment to Allocation of Proceeds. Section 2.18 of the Credit Agreement is hereby amended by deleting the text “Any proceeds” at the beginning of subsection (b) therein and substituting therefor the text “Subject to the terms of the Intercreditor Agreement, any proceeds”.

2.13 Amendment to Security Interest Representation. Section 3.16 of the Credit Agreement is hereby amended by inserting the text “(including, without limitation, the Intercreditor Agreement)” immediately following the text “any applicable law or agreement” at the conclusion of clause (a) therein.

2.14 Amendment to Financial Statement Delivery. Section 5.01 of the Credit Agreement is hereby amended by (i) deleting the text “120 days” in the first line of subsection (a) thereof and substituting therefor the text “90 days” and (ii) amending and restating clause (iii) of subsection (c) thereof as follows:

“(iii) setting forth the Fixed Charge Coverage Ratio (and reasonably detailed calculations thereof) as of the then applicable fiscal month end, including a month-by-month calculation of the Fixed Charge Coverage Ratio for each of the 12 months ending as of the then applicable fiscal month end (or if prior to the fiscal month ending December 31, 2008, the period from January 1, 2008 through and including the applicable fiscal month end) and detailing compliance with Section 6.12(b).”

2.15 Amendment to Additional Collateral. Section 5.13 of the Credit Agreement is hereby amended (i) by deleting in subsection (a) the text “; excluding any parcel of real property owned by any Loan Party and improvements thereto or any interest therein” at the conclusion thereof, (ii) by deleting the text “Each Borrower” at the beginning of subsection (b) therein and substituting therefor the text “Subject to the terms of the Intercreditor Agreement, each Borrower” and (iii) deleting the text “(excluding any real property or improvements thereto or any interest therein)” in the first line of subsection (d) therein.

2.16 Amendment to Indebtedness. Section 6.01 of the Credit Agreement is hereby amended by inserting a new subsection (m) thereto immediately following subsection (l) thereto to read as follows:

“and (m) Indebtedness of any Loan Party in respect of the Term Loan Agreement.”

2.17 Amendment to Investments. Section 6.04 of the Credit Agreement is hereby amended by (i) deleting the text “$5,000,000” in clause (i) of subsection (p) therein and substituting therefor the text “the Minimum Availability Amount” and (ii) by inserting a new subsection (r) therein immediately following subsection (q) thereof to read as follows:

“(r) loans or advances made by the Company to Holdings on or after the Fifth Amendment Effective Date permitted as a dividend pursuant to Section 6.08(a)(v); provided, that such loans and advances shall be evidenced by a promissory note pledged pursuant to the Security Agreement.;”

2.18 Amendment to Restricted Payments. Section 6.08 of the Credit Agreement is hereby amended by (i) deleting the text “$5,000,000” in clause (iv)(A)(2) of subsection (a) therein and substituting therefor the text “the Minimum Availability Amount”, (ii) deleting the text “$2,000,000” in clause (iv)(c) of subsection (a) therein and substituting therefor the text “$6,000,000”, and (iii) inserting a new clause (v) at the conclusion of subsection (a) therein to read as follows:

“(v) the Company may make cash dividends to Holdings in the amount of the proceeds of the Loans (as defined in the Term Loan Agreement) on or after the Fifth Amendment Effective Date; provided, that (i) the amount of such dividends shall be transmitted by Holdings on or after the Fifth Amendment Effective Date to WPC as a capital contribution and (ii) WPC shall transfer the amount of such capital contribution on or after the Fifth Amendment Effective Date to Wheeling-Pittsburgh Steel Corporation as a capital contribution.”

2.19 Amendment to Restrictive Agreements. Section 6.10 of the Credit Agreement is hereby amended by inserting the text “or any Loan Document (as defined in the Term Loan Agreement)” at the conclusion of clause (i) therein.

2.20 Amendment to Financial Covenants. Section 6.12 of the Credit Agreement is hereby amended and restated as follows:

“Section 6.12. Financial Covenants.

(a) The Borrowers shall maintain at all times Aggregate Availability of not less than the Minimum Availability Amount.

(b) The Borrowers shall not permit the Fixed Charge Coverage Ratio to be less than 1.75 to 1.00.”

2.21 Amendment to Holdings Company Activities. Section 6.13 of the Credit Agreement is hereby amended by (i) inserting the text “, the Term Loan Agreement” immediately following the text “the WPC Revolving Credit Agreement” in clause (ii) therein, (ii) inserting the text “and a guarantee in connection with the Term Loan Agreement dated as of the Fifth Amendment Effective Date among Holdings and its Subsidiaries (other than the Credit Parties (as defined in the WPC Revolving Loan Agreement)) and obligations in respect of advances made pursuant to Section 6.04(r) (the “Proceeds”)” at the conclusion of clause (ii) therein, and (iii) inserting the text “and the Proceeds” at the conclusion of clause (c)(ii) thereof.

2.22 Amendment to Events of Default. Article VII of the Credit Agreement is hereby amended by (i) inserting in subsection (n) thereof the text “or event of default” immediately following the text “default” in the first line therein, (ii) inserting at the beginning of subsection (p) thereof the text “subject to the terms of the Intercreditor Agreement”, (iii) inserting in subsection (r) thereof the text “, the Term Loan Agreement, the Merger Agreement,” immediately following the text “the WPC Term Loan Agreement”, (iv) inserting in subsection (s) thereof the text “, the Term Loan Agreement, the Merger Agreement,” immediately following the text “the WPC Term Loan Agreement” therein and (v) inserting a new subsection (t) immediately following subsection (s) therein to read as follows:

“(t) the Merger Agreement shall not have been duly executed by each of the parties thereto within 52 days of the Fifth Amendment Effective Date; provided that such 52 day period shall be extended (but in no event to more than 74 days from the Fifth Amendment Effective Date) to the extent that USW shall dispute in writing the “bid period” provided for in Article Eleven, Section D, Paragraph 3 of the Collective Bargaining Agreement.”

2.23 Amendment to Schedule 3.12. Schedule 3.12 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.12 attached hereto.

2.24 Amendment to Exhibit D. Exhibit D to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit D attached hereto.

Section 3. Effectiveness of Amendments. The amendments set forth above shall become effective on the date first written above (the “Fifth Amendment Effective Date”) if on or before such date the following conditions have been satisfied:

(a) this Amendment shall have been executed by the Borrowers, the Lenders and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

(b) the Guarantor Acknowledgment attached hereto shall have been executed by each Loan Guarantor, and counterparts thereof as so executed shall have been delivered to the Administrative Agent;

(c) the Borrowers shall have paid to the Administrative Agent, for the pro rata benefit of each Lender signing this Amendment on or prior to the date hereof, an amendment fee in an aggregate amount of $150,000;

(d) the Administrative Agent shall have received a full executed copy of the Term Loan Agreement and each of the other Loan Documents (as defined in the Term Loan Agreement), in form and substance satisfactory to Administrative Agent;

(e) the Administrative Agent shall have received the Intercreditor Agreement executed and delivered by each party thereto;

(f) the Administrative Agent shall have received the Mortgages duly executed by the appropriate Loan Party;

(g) the Borrowers shall have paid all legal fees and expenses of counsel to the Administrative Agent (i.e., Winston & Strawn LLP) that have been invoiced on or prior to the date hereof; and

(h) the Administrative Agent shall have received such other documents as the Administrative Agent, the Co-Collateral Agents, the Issuing Bank, any Lender or their respective counsel may have reasonably requested.

Section 4. Additional Obligations. Each of the parties hereto agrees that the Administrative Agent shall have received:

(i)	within 10 Business Days of the Fifth Amendment Effective Date, evidence that counterparts of the Mortgages have been duly recorded in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Administrative Agent for the benefit of the Secured Parties and that all filing and recording taxes and fees have been paid;

(ii)	within 10 Business Days of the Fifth Amendment Effective Date, fully paid American Land Title Association Lender’s Extended Coverage title insurance policies (the “Mortgage Policies”) in form and substance, with endorsements and in amount acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers acceptable to the Administrative Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens and zoning endorsements) and encumbrances, excepting only Permitted Encumbrances, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics’ and materialmen’s Liens) and such coinsurance and direct access reinsurance as the Administrative Agent may deem necessary or desirable, and with respect to any such property located in a state or jurisdiction in which a zoning endorsement is not available, a zoning compliance letter from the applicable municipality in a form reasonably acceptable to Administrative Agent;

(iii)	within 10 Business Days of the Fifth Amendment Effective Date, American Land Title Association/American Congress on Surveying and Mapping form surveys, for which all necessary fees (where applicable) have been paid, certified to the Administrative Agent and the issuer of the Mortgage Policies in a manner satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Administrative Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Administrative Agent, in sufficient detail for such issuer of the Mortgage Policies to remove all standard survey exemptions from the Mortgage Policies relating to such property;

(iv)	within 30 Business Days of the Fifth Amendment Effective Date, estoppel and consent agreements, in form and substance satisfactory to the Administrative Agent, executed by each of the lessors of the leased real properties listed on Schedule 3.05 hereto, along with (x) a memorandum of lease in recordable form with respect to such leasehold interest, executed and acknowledged by the owner of the affected real property, as lessor, (y) evidence that the applicable lease with respect to such leasehold interest or a memorandum thereof has been recorded in all places necessary or desirable, in the Administrative Agent’s reasonable judgment, to give constructive notice to third-party purchasers of such leasehold interest or (z) if such leasehold interest was acquired or subleased from the holder of a recorded leasehold interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form satisfactory to the Administrative Agent;

(v)	within 30 Business Days of the Fifth Amendment Effective Date, estoppel certificates executed by all tenants of the leased real properties listed on Schedule 3.05 hereto;

(vi)	within 10 Business Days of the Fifth Amendment Effective Date, evidence of the insurance required by the terms of the Mortgages;

(vii)	within 30 Business Days of the Fifth Amendment Effective Date, an appraisal of each of the properties described in the Mortgages complying with the requirements of the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989, which appraisals shall be from a Person acceptable to the Lenders and otherwise in form and substance satisfactory to the Administrative Agent; provided that if the results of such appraisals show that the value of any Mortgaged Property is greater than the amount subject to Mortgage Policies under clause (ii) above, within ten Business Days after receipt of such appraisals, obtain an increase in coverage under such Mortgage Policies in the amount of the difference;

(viii)	such other consents, agreements and confirmations of lessors and third parties as the Administrative Agent may deem necessary or desirable and evidence that all other actions that the Administrative Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken, in each case within 30 Business Days of such request;

(ix)	within 10 Business Days of the Fifth Amendment Effective Date, opinions of local counsel for the Loan Parties in states in which the Mortgaged Properties are located, with respect to the enforceability and perfection of the Mortgages and related fixture filings and such other matters as the Administrative Agent may reasonably request in form and substance reasonably satisfactory to the Administrative Agent; and

(x)	(A) within 10 Business Days of the Fifth Amendment Effective Date, subordination and non-disturbance agreements, in form and substance satisfactory to the Administrative Agent, executed by each of the tenants of the leased properties listed on Schedule 3.05 hereto that is an Affiliate of Holdings and (B) within 30 Business Days of the Fifth Amendment Effective Date, subordination and non-disturbance agreements, in form and substance satisfactory to the Administrative Agent, executed by each of the tenants of the leased properties listed on Schedule 3.05 hereto that is not an Affiliate of Holdings.

There shall be an immediate Event of Default to the extent any of the items set forth in this Section 4 shall not be received by Administrative Agent within the timeframes set forth above.

Section 5. Representations and Warranties.

(a) Each Borrower, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

(i) such Borrower has the legal power and authority to execute and deliver this Amendment;

(ii) the officers executing this Amendment on behalf of such Borrower have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof;

(iii) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the articles of incorporation or organization, bylaws or operating agreement of such Borrower or any law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower;

(iv) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; and

(v) upon the execution and delivery of this Amendment by such Borrower, this Amendment shall constitute a valid and binding obligation of such Borrower in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(b) Each Borrower, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties set forth in Article III of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

Section 6. Waiver of Claims. Each of the Borrowers hereby releases, remises, acquits and forever discharges each Lender, the Administrative Agent, each Co-Collateral Agent and the Issuing Bank (including any Person which is resigning or assuming such respective capacity) and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Amendment or the other Loan Documents (collectively, the “Released Matters”). Each Borrower hereby acknowledges that the agreements in this Section 6 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each Borrower hereby represents and warrants to each Lender, the Administrative Agent, each Co-Collateral Agent and the Issuing Bank (including any Person which is resigning or assuming such respective capacity) that it has not purported to transfer, assign or otherwise convey any right, title or interest of such Borrower in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

EACH BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES,

INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AMENDMENT. EACH BORROWER HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, EACH BORROWER WAIVES AND RELEASES ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF THEIR WAIVERS OR RELEASES HEREUNDER.

Section 7. Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrowers, jointly and severally, agree to pay on demand all reasonable costs and expenses incurred by the Administrative Agent, the Co-Lead Arrangers and each of their Affiliates in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent’s special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent, the Co-Collateral Agents, the Issuing Bank or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

Section 8. Agreements Unaffected. Each reference to the Credit Agreement herein or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

Section 9. Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by facsimile or electronic transmission, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 11. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (including, without limitation, 735 ILCS Section 105/5-1 et seq, but otherwise without regard to the conflict of laws provisions) of the State of Illinois, but giving effect to federal laws applicable to national banks.

Section 12. JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the undersigned as of the date first above written.

ESMARK STEEL SERVICE GROUP, INC.

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	VP of Finance

SUN STEEL COMPANY LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	Treasurer & Secretary

ELECTRIC COATING TECHNOLOGIES LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	Treasurer & Secretary

GREAT WESTERN STEEL COMPANY LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	Treasurer & Secretary

CENTURY STEEL COMPANY LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	Treasurer & Secretary

ELECTRIC COATING TECHNOLOGIES BRIDGEVIEW LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	Treasurer & Secretary

Signature Page to

Amendment No. 5 to Credit Agreement

U.S. METALS & SUPPLY LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	Treasurer & Secretary

MIAMI VALLEY STEEL SERVICE, INC.

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	Treasurer & Secretary

NORTH AMERICAN STEEL LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	Treasurer & Secretary

PREMIER RESOURCE GROUP LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	Treasurer & Secretary

INDEPENDENT STEEL COMPANY LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	Treasurer & Secretary

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, Co-Collateral Agents, Issuing Bank, Swingline Lender and a Lender

By:	/s/ Thomas G. Sullivan
Name:	Thomas G. Sullivan
Title:	Duly Authorized Signatory

Signature Page to

Amendment No. 5 to Credit Agreement

GUARANTOR ACKNOWLEDGMENT

Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 5 to Credit Agreement, dated as of May 2, 2008 (the “Amendment”). Each of the undersigned specifically acknowledges the terms of and consent to the amendments set forth therein. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Loan Guaranty to which it is a party shall remain in full force and effect and be unaffected hereby.

Each of the undersigned hereby releases, remises, acquits and forever discharges each Lender, the Administrative Agent, each Co-Collateral Agent and the Issuing Bank (including any Person which is resigning or assuming such respective capacity) and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Amendment or the other Loan Documents (collectively, the “Released Matters”). Each of the undersigned hereby acknowledges that the agreements herein are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of the undersigned hereby represents and warrants to each Lender, the Administrative Agent, each Co-Collateral Agent and the Issuing Bank (including any Person which is resigning or assuming such respective capacity) that it has not purported to transfer, assign or otherwise convey any right, title or interest of any of the undersigned in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

EACH OF THE UNDERSIGNED AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AMENDMENT. EACH OF THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, EACH OF THE UNDERSIGNED WAIVES AND RELEASES ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF THEIR WAIVERS OR RELEASES HEREUNDER.

EACH OF THE UNDERSIGNED HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTOR ACKNOWLEDGEMENT, THE AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE UNDERSIGNED (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTOR ACKNOWLEDGMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

IN WITNESS WHEREOF, this Guarantor Acknowledgment has been duly executed by each of the undersigned as of the date first written above.

ESMARK REALTY LLC		U.S. METALS REALTY LLC

By:	/s/ John F. Krupinski	By:	/s/ John F. Krupinski
Name:	John F. Krupinski	Name:	John F. Krupinski
Title:	Treasurer & Secretary	Title:	Treasurer & Secretary

SUN STEEL REALTY LLC		MIAMI VALLEY REALTY LLC

By:	/s/ John F. Krupinski	By:	/s/ John F. Krupinski
Name:	John F. Krupinski	Name:	John F. Krupinski
Title:	Treasurer & Secretary	Title:	Treasurer & Secretary

CENTURY STEEL REALTY LLC		ISCO REALTY LLC

By:	/s/ John F. Krupinski	By:	/s/ John F. Krupinski
Name:	John F. Krupinski	Name:	John F. Krupinski
Title:	Treasurer & Secretary	Title:	Treasurer & Secretary

GREAT WESTERN REALTY LLC		ESMARK INCORPORATED (f/k/a Clayton Acquisition Corporation)

By:	/s/ John F. Krupinski	By:	/s/ Michael P. DiClemente
Name:	John F. Krupinski	Name:	Michael P. DiClemente
Title:	Treasurer & Secretary	Title:	VP & Treasurer

Schedule 3.12

See attached

EXHIBIT D

COMPLIANCE CERTIFICATE

To:	The Lenders parties to the

Credit Agreement Described Below

This Compliance Certificate is furnished pursuant to that certain Credit Agreement, dated as of April 30, 2007, (as amended, modified, renewed or extended from time to time, the “Agreement”) among Esmark Steel Service Group, Inc., a Delaware corporation, the other Borrowers and Loan Parties (as such terms are defined in the Agreement) party thereto, the Lenders party thereto, General Electric Capital Corporation, as Co-Collateral Agent, as Administrative Agent for the Lenders and as the Issuing Bank. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES, ON ITS BEHALF AND ON BEHALF OF THE BORROWERS, THAT:

1. I am the duly elected              of the Borrower Representative;

2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements [for quarterly or monthly financial statements add: and such financial statements present fairly in all material respects the financial condition and results of operations of the Borrowers and their consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes];

3. The examinations described in paragraph 2 did not disclose, except as set forth below, and I have no knowledge of (i) the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement;

4. I hereby certify that no Loan Party has changed (i) its name, (ii) its chief executive office, (iii) principal place of business, (iv) the type of entity it is or (v) its state of incorporation or organization without having given the Agent the notice required by Section 4.15 of the Security Agreement;

5. Schedule I attached hereto sets forth the Fixed Charge Coverage Ratio (and reasonably detailed calculations thereof) as of [insert date of applicable fiscal month-end], including a month-by-month calculation of the Fixed Charge Coverage Ratio for each of the 12 months ending as of such date (or if prior to the fiscal month ending December 31, 2008, such month-by-month calculation for the period beginning January 1, 2008 through and including the applicable fiscal month end), all of which data and computations are true, complete and correct. The calculations on Schedule I demonstrate compliance with Section 6.12(b); and

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, are taking, or propose to take with respect to each such condition or event or (i) the change in GAAP or the application thereof and the effect of such change on the attached financial statements:

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this      day of                 ,             .

ESMARK STEEL SERVICE GROUP, INC., as Borrower Representative

By:
Name:
Title:

SCHEDULE I

[Calculations with respect to]

[Compliance as of             ,          with]

Section 6.12(b) of the Agreement